UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2017 (September 7, 2017)

Knight-Swift Transportation Holdings Inc.

(Exact Name of Registrant as Specified in Charter)

 Delaware

(State or Other Jurisdiction of Incorporation)

001-35007	20-5589597
(Commission File Number)	(I.R.S. Employer Identification No.)

20002 North 19th Avenue
Phoenix, Arizona 85027

(Address of Principal Executive Offices) (Zip Code)

(602) 269-2000

(Registrant’s telephone number, including area code)

Swift Transportation Company

2200 South 75th Avenue

Phoenix, Arizona 85043

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On September 8, 2017 (the “Closing Date”), upon the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated as of April 9, 2017 (the “Merger Agreement”), by and among Knight-Swift Transportation Holdings Inc. (f/k/a Swift Transportation Company) (the “Company”), Bishop Merger Sub, Inc., a direct wholly owned subsidiary of the Company (“Merger Sub”), and Knight Transportation, Inc. (“Knight”), Merger Sub merged with and into Knight, with Knight continuing as the surviving corporation and as a direct wholly owned subsidiary of the Company (the “Merger”).

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As described in the Introductory Note, on the Closing Date, Merger Sub merged with and into Knight, with Knight continuing as the surviving corporation and as a direct wholly owned subsidiary of the Company.

Immediately prior to the effective time of the Merger (the “Effective Time”), the certificate of incorporation of the Company (the “Charter”) was amended and restated (the “Amended Company Charter”) to reflect, among other things, that (i) the Company’s corporate name changed from “Swift Transportation Company” to “Knight-Swift Transportation Holdings Inc.” and (ii) each issued and outstanding share of Class B common stock, par value $0.01 per share, of the Company (the “Company Class B Common Stock”) was converted (the “Class B Conversion”) into one share of Class A common stock, par value $0.01 per share, of the Company (“Class A Common Stock”) and immediately thereafter, each issued and outstanding share of Class A Common Stock (including each share of Class A Common Stock into which the shares of Company Class B Common Stock was converted pursuant to the Class B Conversion) was, by means of a reverse stock split (the “Reverse Split”), consolidated into 0.720 of a share of Class A Common Stock (the “Company Share Consolidation Ratio”). No fractional shares of Class A Common Stock were issued in the Reverse Split, and, in connection with the Reverse Split, holders of Class A Common Stock became entitled to receive cash in lieu of any fractional shares in accordance with the Amended Company Charter.

At the Effective Time, each share of common stock, par value $0.01 per share, of Knight (“Knight Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares held in the treasury of Knight or owned or held, directly or indirectly, by the Company or any wholly owned subsidiary of the Company or Knight, in each case not held in a fiduciary capacity on behalf of a third-party) was converted into the right to receive one share of Class A Common Stock.

The issuance of Class A Common Stock in connection with the Merger was registered under the Securities Act of 1933 pursuant to the Company’s Registration Statement on Form S-4, which was filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 24, 2017, as amended (the “S-4”). The S-4 was declared effective on August 8, 2017. The proxy statement/prospectus included with the S-4 contains additional information about the Merger.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated into this Current Report on Form 8-K report by reference in its entirety.

Upon the closing of the Merger, the shares of Knight Common Stock that previously traded under the ticker symbol “KNX” on the New York Stock Exchange (the “NYSE”) ceased trading on, and were delisted from, the NYSE. Shares of Class A Common Stock will commence trading on the NYSE, on a post-Reverse Split Basis, under the ticker symbol “KNX” on September 11, 2017.

Item 3.03.	Material Modification to Rights of Security Holders.

At the Effective Time, each outstanding stock option (whether vested or unvested), award of restricted stock, award of restricted stock units and award of performance stock units granted under an equity plan of Knight (collectively, the “Knight Equity Awards”) that were outstanding as of immediately prior to the Effective Time, were assumed by the Company and were automatically converted into the right to hold or acquire the same number of shares of Class A Common Stock underlying each such stock option, award of restricted stock, award of restricted stock units or award of performance stock units, as applicable (the “New Company Equity Awards”). Each New Company Equity Award has the same terms and conditions as applied to the corresponding Knight Equity Award as of immediately prior to the Effective Time. The Company has assumed all rights and obligations in respect of each equity-based plan of Knight, including each outstanding Knight Equity Award.

By virtue of the Reverse Split and at the effective time of such Reverse Split (the “Reverse Split Time”), each stock option (whether vested or unvested), award of restricted stock, award of restricted stock units and award of performance stock units granted under an equity-based plan of the Company (collectively, the “Company Equity Awards”) that were outstanding as of immediately prior to the Reverse Split Time and that did not by its terms vest as of the Effective Time, were adjusted into the right to hold or acquire the same number of shares of Class A Common Stock underlying each such stock option, award of restricted stock, award of restricted stock units or award of performance stock units, as applicable, by the Company Share Consolidation Ratio. As of the Effective Time, each Company Equity Award that was outstanding as of immediately prior to the Reverse Split Time and that vested by its terms as of the Effective Time or that was otherwise vested entitled such holder to hold, receive or acquire (in the case of stock options) Class A Common Stock as adjusted by the Company Share Consolidation Ratio. Each Company Equity Award has the same terms and conditions as applied to the corresponding award as of immediately prior to the Effective Time.

The information set forth in Items 2.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 4.01	Change in Registrant’s Certifying Accountant.

Prior to the Effective Time, the Company’s historical financial statements were audited by KPMG LLP (“KPMG”) and Knight’s historical financial statements were audited by Grant Thornton LLP (“Grant Thornton”).

On September 8, 2017, KPMG was dismissed and Grant Thornton was engaged as principal accountants. The decision to change accountants was approved by the Audit Committee of the Board of Directors of the Company.

During the Company’s fiscal years ended December 31, 2016 and 2015, and the subsequent interim period through September 8, 2017, there were no, (i) disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference in connection with their opinion to the subject matter of the disagreement, or (ii) reportable events.

The audit reports of KPMG on the consolidated financial statements of the Company as of and for each of the two fiscal years ended December 31, 2016 and 2015 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The audit reports of KPMG on the effectiveness of internal control over financial reporting as of December 31, 2016 and 2015 did not contain adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

A letter from KPMG is attached hereto as Exhibit 16.1.

Item 5.01.	Changes in Control of the Registrant

The information set forth in Item 2.01 regarding the Merger and the information set forth in Item 5.02 regarding the Company’s board of directors and executive officers following the Merger are incorporated by reference into this Item 5.01.

On the Closing Date, former stockholders of the Company and Knight owned approximately 54% and 46%, respectively, of the outstanding Class A Common Stock.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 7, 2017 and effective as of the Effective Time, the Company’s stockholders voted to approve amendments to the Charter that, among other things, permitted the Company’s board of directors to fix the size of the board of directors, removed the requirement that the number of directors must be limited to fifteen members and provided for the classification of the Company’s board of directors into three classes of directors with staggered terms of office: Class I, Class II and Class III. Except for the initial Class I and Class II directors, whose terms will expire in one and two years, respectively (2018 and 2019), the directors in each class will serve for a three-year term, one class each year being elected by the Company’s stockholders.

Effective as of the Effective Time, José Cardenas and William Riley III resigned as directors of the Company’s board of directors and from all committees thereof.

Effective as of the Effective Time, Richard Stocking, President and Chief Executive Officer of the Company; Virginia L. Henkels, Executive Vice President and Chief Financial Officer of the Company; and Mickey R. Dragash, Executive Vice President, General Counsel and Secretary of the Company elected to resign from such officer positions held with the Company.

Effective as of the Effective Time and pursuant to the Amended Company Charter and the terms of the Merger Agreement, the Company’s board of directors appointed the following former Knight directors to serve on the Company’s board: Gary J. Knight as a member of Class I, Kathryn L. Munro as a member of Class I, Kevin P. Knight as a member of Class II, Michael Garnreiter as a member of Class II, David A. Jackson as a member of Class II, Robert E. Synowicki, Jr. as a member of Class II, Richard J. Lehmann as a member of Class III, Richard C. Kraemer as a member of Class III and Roberta Roberts Shank as a member of Class III. Continuing director Glenn Brown will be a member of Class I; continuing directors Richard Dozer and David Vander Ploeg will be members of Class II; and continuing director Jerry Moyes will be a member of Class III.

Effective as of the Effective Time and pursuant to the terms of the Merger Agreement, the board of directors of the Company appointed Kevin P. Knight as Executive Chairman of the Company’s board of directors, Gary Knight as Vice Chairman of the Company’s board of directors, Kathryn Munro as Lead Director of the Company’s board of directors, David A. Jackson as President and Chief Executive Officer, Adam Miller as Chief Financial Officer, Todd Carlson as General Counsel and Secretary and Cary Flanagan as Chief Accounting Officer of the Company.

As non-employee directors of the Company, each of Ms. Munro and Ms. Shank and Messrs. Garnreiter, Lehmann, Kraemer and Synowicki will receive compensation in the same manner as non-employee directors of Knight, which was previously disclosed in Knight’s Proxy Statement for its 2017 Annual Meeting of Stockholders filed with the SEC on May 31, 2017 and which description is incorporated by reference in this Item 5.02.

Also on the Closing Date, the Company reconstituted, or established, the following committees and assigned the directors to serve on each committee as follows:

•	Merger Integration Committee
o	Kathy Munro, Chair
o	Richard Kraemer, Member
o	Richard Lehmann, Member
o	Robert Synowicki, Member
•	Audit Committee
o	Michael Garnreiter, Chair
o	Richard Dozer, Member
o	Robert Synowicki, Member
o	David Vander Ploeg, Member
•	Nominating and Corporate Governance Committee
o	Richard Kraemer, Chair
o	Glenn Brown, Member
o	Richard Lehmann, Member
o	Roberta Roberts Shank, Member
•	Compensation Committee
o	Kathy Munro, Chair
o	Glenn Brown, Member
o	Richard Kraemer, Member
o	Roberta Roberts Shank, Member
•	Finance Committee
o	Richard Lehmann, Chair
o	Richard Dozer, Member
o	Robert Synowicki, Member
o	David Vander Ploeg, Member
•	Executive Committee
o	Kevin Knight, Chair
o	Gary Knight, Member
o	Richard Lehmann, Member
o	Kathy Munro, Member

Item 5.03.	Amendment to Articles of Incorporation or By-laws; Change in Fiscal Year.

As described in more detail in the S-4, the Company amended and restated its Charter and the By-Laws of the Company (the “By-Laws”) at the Effective Time and changed its name from “Swift Transportation Company” to “Knight-Swift Transportation Holdings Inc.”, effective as of the Effective Time and pursuant to the Merger Agreement.

The description of the Charter and By-Laws contained herein does not purport to be complete and is qualified in its entirety by reference to the Amended Company Charter and the By-Laws, which are attached to this Current Report on Form 8-K as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On September 7, 2017, the Company held a special meeting of its stockholders (the “Special Meeting”) to vote on the proposals identified in the S-4, which was first mailed to Swift stockholders on or about August 9, 2017.

As of the close of business on July 12, 2017, the record date for the Special Meeting, there were 84,170,417 shares of Class A Common Stock and 49,741,938 shares of Class B Common Stock issued and outstanding and entitled to vote at the Special Meeting. Stockholders entitled to cast 91.27% of all the votes entitled to be cast at the Special Meeting were present in person or represented by proxy at the Special Meeting. A summary of the voting results for the following proposals, each of which is described in detail in the definitive joint proxy statement/prospectus, is set forth below:

1.	Proposal to approve the issuance of shares of Class A Common Stock in connection with the transaction (the “Share Issuance Proposal”). The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
166,299,661	18,031	1,316,552	0

2.	Proposal to amend the Charter to convert each issued and outstanding share of Class B Common Stock into one share of Class A Common Stock (the “Swift Share Reclassification”), which would remain as the only class of common stock outstanding, with each share of Class A Common Stock having one vote (the “Reclassification Proposal”). The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
166,305,198	20,746	1,308,250	0

3.	Proposal to amend the Charter to consolidate, by means of a reverse stock split, each issued and outstanding share of Class A Common Stock (including each share of Class A Common Stock into which the shares of Class B Common Stock were converted) into 0.720 of a share of Class A Common Stock (the “Reverse Stock Split Proposal”). The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
166,261,714	42,831	1,329,649	0

4.	Proposal to amend the Charter to provide for the classification of Swift’s board of directors into three classes of directors with staggered terms of office (the “Board Classification Proposal”). The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
129,515,846	36,801,008	1,317,340	0

5.	Proposal to amend the Charter to provide that stockholders may take action by written consent, in lieu of holding a meeting, if such action is passed by a unanimous written consent signed by all stockholders entitled to vote (the “Stockholder Written Consent Proposal”). The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
134,439,086	31,839,287	1,355,821	0

6.	Proposal to amend the Charter to provide for certain additional changes, including a change in the Company’s corporate name to “Knight-Swift Transportation Holdings Inc.” (the “Additional Amendments Proposal,” together with the Reclassification Proposal, Reverse Stock Split Proposal, Board Classification Proposal and Stockholder Written Consent Proposal, the “Charter Amendment Proposals”). The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
166,320,026	15,790	1,298,378	0

7.	Proposal to approve the adjournment of the Special Meeting from time to time, if necessary or appropriate, including to solicit additional proxies in favor of the Share Issuance Proposal and the Charter Amendment Proposals, if there are insufficient votes at the time of such adjournment to approve such proposals. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
151,092,659	15,216,744	1,324,791	0

Adjournment of the Special Meeting was not necessary or appropriate because there were sufficient votes at the time of the Special Meeting to adopt the agreement and plan of merger. No other business properly came before the Special Meeting.

Item 8.01.	Other Events.

On September 7, 2017, the Company issued a press release announcing the results of the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

On September 11, 2017, the Company released a press release announcing the completion of the Merger, which is attached hereto as Exhibit 99.2 and incorporated by reference in this Item 8.01.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of April 9, 2017, by and among Swift Transportation Company, Bishop Merger Sub, Inc. and Knight Transportation, Inc. (incorporated by reference to Exhibit 2.1 of Swift Transportation Company’s Current Report on Form 8-K, filed with the SEC on April 13, 2017)*
3.1	Second Amended and Restated Certificate of Incorporation of Knight-Swift Transportation Holdings Inc.
3.2	By-Laws of Knight-Swift Transportation Holdings Inc.
16.1	Letter from KPMG LLP to the Securities and Exchange Commission, dated September 11, 2017
99.1	Press Release of the Company, dated September 7, 2017
99.2	Press Release of the Company, dated September 11, 2017

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 11, 2017	KNIGHT-SWIFT TRANSPORTATION HOLDINGS INC.

	By:	/s/ Adam W. Miller
Adam W. Miller
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of April 9, 2017, by and among Swift Transportation Company, Bishop Merger Sub, Inc. and Knight Transportation, Inc. (incorporated by reference to Exhibit 2.1 of Swift Transportation Company’s Current Report on Form 8-K, filed with the SEC on April 13, 2017)*
3.1	Second Amended and Restated Certificate of Incorporation of Knight-Swift Transportation Holdings Inc.
3.2	By-Laws of Knight-Swift Transportation Holdings Inc.
16.1	Letter from KPMG LLP to the Securities and Exchange Commission, dated September 11, 2017
99.1	Press Release of the Company, dated September 7, 2011
99.2	Press Release of the Company, dated September 11, 2017

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request by the SEC.